Exhibit 99.1

EXCERPTS FROM PRELIMINARY OFFERING MEMORANDUM AND OTHER SELECTED FINANCIAL INFORMATION

The following excerpts contain financial statements and other financial information which are only current as of April 30, 2008 (unless otherwise noted) and which have not been audited by our independent registered public accountants. Given that such information relates only to selected financial data and is unaudited, analysts and investors should not place undue reliance on the enclosed data. The selected financial data is not necessarily indicative of the results that may be expected for the quarter ending June 30, 2008 or any other period, and the Company undertakes no obligation to publicly update or revise the information contained herein. Unless otherwise indicated or the context otherwise requires, as used throughout this exhibit, the terms “we”, “our”, and “us” refer to PFF Bancorp, Inc. and its consolidated subsidiaries.

Loan Portfolio Composition as of April 30, 2008

(in thousands)
Residential 1-4 family	$1,434,389
Residential multi-family	183,018
Commercial real estate	610,490
Construction	1,267,407
Commercial loans and leases	172,628
Non-mortgage	367,602
Loans in process	(185,183)
Deferred loan fees and discounts	3,351
Allowance for loan and lease losses	(143,624)

$3,710,078

Deposits Activity from April 30 to May 30, 2008

Date	Total Deposits
(in thousands)
April 30, 2008	$3,083,800
May 2, 2008	$2,993,000
May 9, 2008	$2,833,800
May 16, 2008	$2,782,100
May 23, 2008	$2,760,600
May 30, 2008	$2,753,200

Breakout of the Bank’s Deposit Portfolio by Insured/Uninsured as of April 30, 2008

Category	Total Deposits	Insured Amount	Uninsured Amount
Business	318,714,386	168,029,491	150,684,894
Single Ownership	909,578,752	792,977,270	116,601,481
Joint Ownership	1,340,264,459	729,231,424	611,033,035
Retirement	184,646,600	158,066,659	26,639,940

Totals	$2,753,204,199	$1,848,244,846	$904,959,352

To determine what deposits are uninsured, the Bank looks at all accounts with a balance greater than $100,000 and applies an FDIC-covered insurance level to the account. For business and single owner account types, $100,000 of FDIC coverage is applied; for joint accounts, $200,000; and for retirement accounts, a $250,000 FDIC limit. Any balance over the applied insurance level is considered uninsured.

Deposit Balance Report by Product, Ownership and Weighted Average Interest Rate (WAIR) as of April 30, 2008

Deposit Product Type	# of Accounts	Deposit balances	WAIR
Business Certificate	1,012	59,905,900	3.871
Business Demand	7,789	160,346,555	0.000
Business Money Mkt	1,434	79,294,166	2.793
Business NOW	985	16,558,938	0.662
Business Savings	564	2,608,825	0.523

Subtotal	11,784	$318,714,386	1.46

Deposit Product Type	# of Accounts	Deposit Balances	WAIR
Consumer Certificate	41,256	1,392,388,396	3.674
Consumer Demand	23,966	62,236,859	0.000
Consumer Money Mkt	16,772	621,160,893	2.788
Consumer NOW	44,085	239,809,497	0.691
Consumer Savings	35,844	118,894,165	0.556

Subtotal	161,923	$2,434,489,813	2.910

Total	173,707	$2,753,204,199	2.74

Deposit Balance Report – Summary (Account Greater Than $100,000) as of May 30, 2008

Business

Deposit Category Code	# of Accounts	Dollars
Certificates	138	37,063,485.96
Demand	302	85,696,181.99
Money Market	207	55,111,665.78
NOW	19	7,209,806.71
Savings	3	541,029.20
Total	669	$185,622,169.64

Consumer

Deposit Category Code	# of Accounts	Dollars
Certificates	3,817	603,951,063.42
Demand	43	9,063,833.40
Money Market	1,555	295,201,992.26
NOW	202	37,099,479.13
Savings	84	12,904,911.63
Total	5,701	$958,221,279.84

Deposit Balance Report – Summary (All Accounts)

as of May 30, 2008

Business

Deposit Category Code	# of Accounts	Dollars
Certificates	1,012	59,905,900.36
Demand	7,789	160,346,555.62
Money Market	1,434	79,294,166.87
NOW	985	16,558,938.20
Savings	564	2,608,825.19
Total	11,784	$318,714,386.24

Consumer

Deposit Category Code	# of Accounts	Dollars
Certificates	41,256	1,392,388,396.85
Demand	23,966	62,236,859.78
Money Market	16,772	621,160,893.88
NOW	44,085	239,809,497.50
Savings	35,844	118,894,165.18
Total	161,923	$2,434,489,813.19

As of May 31, 2008

As of May 31, 2008

As of May 31, 2008

As of May 31, 2008

As of May 31, 2008

Amounts in millions

PFF Bancorp, Inc. and Subsidiaries

Comparative Statements of Condition

as of April 30, 2008

(Dollars in Thousands)

	4/30/2008	4/30/2007
Assets
Cash and cash equivalents	$395,028	$59,827
Investment securities, held-to-maturity	6,809	6,711
FHLB stock	48,786	39,468
Securities available-for-sale, at fair value	665	28,104
Mortgage-backed securities available-for-sale, at fair value	80,721	181,232
Loans held-for-sale, at lower of cost or fair value	2,660	923
Loans and leases:
Residential 1-4 family	1,434,389	1,399,229
Residential multi-family	183,018	235,361
Commercial real estate	610,490	673,805
Construction	1,267,407	1,745,027
Commercial loans and leases	172,628	272,156
Non-mortgage	367,602	318,197
Loans in process	(185,183)	(520,325)
Deferred loan fees and discounts	3,351	(1,014)
Allowance for loan and lease losses	(143,624)	(46,328)

Total loans and leases receivable, net	3,710,078	4,076,108

Interest receivable	14,012	25,526
Assets acquired through foreclosure, net	1,954	418
Property and equipment, net	58,801	58,086
Prepaid expenses and other assets	87,189	26,330

Total assets	4,406,703	4,502,733

Liabilities and capital
Deposits	3,073,898	3,218,379
FHLB advances and other borrowings	1,082,000	794,000
Junior subordinated debentures	87,630	56,702
Interest payable	7,444	8,808
Accrued expenses and other liabilities	29,470	22,855

Total liabilities	4,280,442	4,100,744

Common stock	225	240
Additional paid-in capital	172,352	180,388
Dividends	(81,714)	(68,630)
Retained earnings	37,508	294,416
Accumulated and other comprehensive earnings (loss)	(2,110)	(4,425)

Total capital	126,261	401,989

Total liabilities and capital	$4,406,703	$4,502,733

GAAP Capital to Total Assets	2.87%	8.93%

PFF Bancorp, Inc. and Subsidiaries

Comparative Statements of Operations

as of April 30, 2008

(Dollars in Thousands)

		Month Ended
	4/30/2008	4/30/2007
Interest income:
Mortgage loans and leases	$14,962	$23,703
Mortgage-backed securities	415	710
Non-mortgage loans	2,831	3,815
Investment securities and deposits	235	359

Total interest income	18,443	28,587
Interest expense:
Interest on deposits	7,931	9,724
Interest on borrowings	2,518	3,794

Total interest expense	10,449	13,518
Net interest income	7,994	15,069

Provision for loan and lease losses	(69)	—

Non-interest income:
Mortgage loan servicing fees	23	19
Savings fees and charges	1,331	1,091
Loan fees and charges	57	135
Trust and investment fees	473	477
Mark to market gain on interest rate swaps	454	(24)
Gain (loss) on sale of securities, net	(140)	—
Other non-interest income	104	168

Total non-interest income	2,302	1,866

Real estate operations, net:	1	—

Non-interest expense:
Compensation and benefits	4,482	4,982
Occupancy and equipment	1,683	1,466
Office supplies and expenses	369	268
Marketing and professional services	797	1,014
FDIC and OTS assessments	395	99
Other non-interest expenses	829	927

Total non-interest expense	8,555	8,756

Net earnings before taxes	1,809	8,179

Income tax expense	—	3,465

Net earnings	$1,809	$4,714

PFF Bank and Trust and Subsidiaries

Comparative Statements of Condition

as of April 30, 2008

(Dollars in Thousands)

	4/30/2008	4/30/2007
Assets
Cash and cash equivalents	$393,258	$58,082
Investment securities, held-to-maturity	5,807	5,709
FHLB stock	48,786	39,468
Securities available-for-sale, at fair value	665	28,104
Mortgage-backed securities available-for-sale, at fair value	80,721	181,232
Loans held-for-sale, at lower of cost or fair value	—	923
Loans and leases:
Residential 1-4 family	1,434,389	1,399,229
Residential multi-family	183,018	235,361
Commercial real estate	610,490	668,294
Construction and land	1,267,407	1,669,528
Commercial loans and leases	172,628	231,110
Non-mortgage	367,602	318,197
Loans in process	(185,122)	(515,479)
Deferred loan fees and discounts	3,351	(164)
Allowance for loan and lease losses	(143,624)	(42,489)

Total loans and leases receivable, net	3,710,139	3,963,587

Interest receivable	14,006	24,177
Assets acquired through foreclosure, net	1,954	418
Property and equipment, net	58,199	57,316
Prepaid expenses and other assets	80,894	21,240

Total assets	4,394,429	4,380,256

Liabilities and capital
Deposits	3,089,149	3,219,280
FHLB advances and other borrowings	1,038,000	740,000
Interest payable	6,531	7,965
Accrued expenses and other liabilities	27,688	21,926

Total liabilities	4,161,368	3,989,171

Common stock	1	1
Additional paid-in capital	176,398	175,846
Retained earnings	58,772	220,484
Accumulated and other comprehensive earnings (loss)	(2,110)	(5,246)

Total capital	233,061	391,085

Total liabilities and capital	$4,394,429	$4,380,256

GAAP capital to total assets	5.30%	8.93%
Core Capital Ratio	5.32%	9.02%

PFF Bank and Trust and Subsidiaries

Comparative Statements of Operations

as of April 30, 2008

(Dollars in Thousands)

		Month Ended
	4/30/2008	4/30/2007
Interest income:
Mortgage loans and leases	$14,962	$21,709
Mortgage-backed securities	415	711
Non-mortgage loans	2,831	3,815
Investment securities and deposits	232	354

Total interest income	18,440	26,589
Interest expense:
Interest on deposits	7,931	9,725
Interest on borrowings	1,953	3,122

Total interest expense	9,884	12,847
Net interest income	8,556	13,742

Provision for loan and lease losses	—	—

Non-interest income:
Mortgage loan servicing fees	23	19
Savings fees and charges	1,331	1,090
Loan fees and charges	57	137
Trust and investment fees	388	217
Gain (loss) on sale of securities, net	(140)	—
Other non-interest income	67	123

Total non-interest income	1,726	1,586

Real estate operations, net:	1	—

Non-interest expense:
Compensation and benefits	4,182	4,417
Occupancy and equipment	1,644	1,410
Office supplies and expenses	358	251
Marketing and professional services	712	911
FDIC and OTS assessments	392	96
Other non-interest expenses	801	898

Total non-interest expense	8,089	7,983

Net earnings before taxes	2,192	7,345

Income tax expense (benefit)	(36)	3,112

Net earnings	$2,228	$4,233